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                                                                    EXHIBIT 10.7

                        LOAN SALE AND PURCHASE AGREEMENT


          Loan Sale and Purchase Agreement ("Agreement"), dated as of March 14, 1997, between Atherton Capital Incorporated (the "Seller") and Orinda Management Company (the "Purchaser").

          The Seller agrees to sell and the Purchaser agrees to purchase certain loans made to owners or lessees of franchised restaurant concepts identified on the schedule (the "List of Loans") annexed hereto as Exhibit 1 (the "Loans") as described herein. The Purchaser will sell the Loans to Atherton Franchisee Loan Funding 1997-A LLC (the "Issuer") in exchange for the Issuer's Class A Notes, certain membership interests in the Issuer and immediately available funds. The Loan Documents will be held and the Loans will be serviced pursuant to a Servicing and Custodial Agreement (the "Servicing Agreement") to be dated as of March 14, 1997, by and among the Issuer, Bankers Trust Company (in its capacity as servicer thereunder, the "Servicer", and in its capacity as custodian thereunder, the "Custodian"), the Seller and First Bank National Association, as indenture trustee (the "Indenture Trustee") under the Indenture (as defined below).

          The Issuer will pledge, among other things, the Loans and the Loan Collateral to the Indenture Trustee pursuant to an Indenture of Trust (the "Indenture") to be dated as of March 14, 1997. The Issuer will issue its Atherton Franchisee Loan Notes, Series 1997-A, pursuant to the Indenture. Pursuant to the Master Custodial Agreement to be dated as of March 1, 1997 between Bankers Trust Company, as note custodian, and the Purchaser, as depositor, the Purchaser will exchange the Class A Notes for Class A Custody Receipts and Class A-IO Custody Receipts (together, the "Custody Receipts").

          The Purchaser intends to sell the Custody Receipts to certain qualified institutional buyers. Pursuant to a Placement Agent Agreement dated March 14, 1997 (the "Placement Agent Agreement") with Lehman Brothers Inc. (the "Placement Agent"), the Placement Agent will offer the Custody Receipts, as well as the Class B Notes and Class C Notes to be sold by the Issuer, for sale to certain qualified institutional buyers in transactions exempt from the registration requirements of the Securities Act of 1933. Such securities are described in a Private Placement Memorandum dated as of March 14, 1997 (the "Memorandum").

          Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Indenture.

          In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

          SECTION 1.  Agreement to Purchase.  The Seller agrees to sell, and the
                      ---------------------
Purchaser agrees to purchase, on the date hereof and on a servicing released basis, the Loans. The Loans have an aggregate principal balance as of the close of business on the Cut Off Date, after giving effect to any payments due before such date, whether or not received, of $97,276,237.82. The consideration paid by the Purchaser for the Loans is 100 shares of the Purchaser's common stock.

          On the date hereof, (1) the Purchaser will assign to the Issuer (pursuant to a Loan Sale and Purchase Agreement between the Purchaser and the Issuer) all of its right, title and interest in and to the Loans and its rights under this Agreement, (2) the Issuer will then pledge and assign to the Indenture Trustee pursuant to the Indenture, all of its right, title and interest in and to the Loans and its rights under this Agreement, and the Indenture Trustee shall succeed to such right, title and interest in and to the Loans and the Purchaser's rights under this Agreement.

          SECTION 2.  Conveyance of Loans.  The Seller does hereby transfer,
                      -------------------
assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Loans, the Loan Files and other Loan Documents, together with all escrow deposits related thereto. In connection with such transfer and assignment, except as set forth in the fourth paragraph of this Section 2, the Seller has delivered to the Custodian, on behalf of the Purchaser, on or prior to the date hereof, all of the Loan Files.

          The Loan File for each Loan, which is described more specifically in the Loan Submission Summary delivered to the Custodian in connection with such Loan, shall contain the following documents:

          (a) the executed original of the Promissory Note endorsed "Pay to the order of ____________, without recourse," with all intervening endorsements, if any, showing a complete chain of title from the originator to the party endorsing such Promissory Note, plus amendments thereto;

          (b) an executed original of the Franchisee Loan Agreement;

          (c) an executed original Security Agreement;

          (d) the original Mortgage, if applicable, with evidence of recording thereon, or a duplicate original Mortgage, if applicable, together with escrow instructions requiring such Mortgage to be dispatched to the appropriate public recording office for recordation;

          (e) the original Leasehold Mortgage with evidence of recording thereon or in appropriate form for recording (subject to, with respect to each Loan listed on Schedule A to Exhibit 2 hereto, the exception of the obtaining of a landlord signature), if applicable, or a duplicate original Leasehold Mortgage, if applicable, together with escrow instructions requiring such Leasehold Mortgage to be dispatched to the appropriate public recording office for recordation;

          (f) an executed original Guaranty, if applicable;

          (g) the UCC-1 Financing Statement, with evidence of filing thereon, or a copy of the original UCC-1 Financing Statement, together with escrow instructions requiring such UCC-1 Financing Statement to be dispatched to the appropriate public filing office;

          (h) one or more UCC-2 or UCC-3 Assignments in form and substance acceptable for filing;

          (i) an executed original of each landlord, mortgagee or prior lien or estoppel, if applicable;

          (j) an executed original of a Franchisor Intercreditor Agreement, if applicable;

          (k) an executed original of a Franchisor Subordination of Lessor's Lien, if applicable;

          (l) the original title insurance policy, if applicable;

          (m) applicable certificate(s) of insurance;

          (n) the environmental indemnity, if applicable;

          (o) an assignment of Mortgage, if applicable;

          (p) a general assignment of the Loan File from the Seller, assigning, without recourse, all of the Seller's right, title and interest in each Loan, Loan File and other Loan Documents, including but not limited to, the Franchisee Loan Agreement, the Promissory Note, the Security Agreement, the Mortgage, the Leasehold Mortgage, the Franchisor Intercreditor Agreement, the Franchisor Subordination of Lessor's Lien, the origination escrow agreement and the Guaranty, as applicable; and

          (q) any other credit or security document necessary for the documentation and enforcement of such Loan.

          The assignment of Mortgage and general assignment of Loan File referred to in clauses (o) and (p) may be in the form of a single instrument assigning the Mortgage and Loan File to the extent permitted by applicable law. The Seller will deliver the original Promissory Note to the Custodian on behalf of the Purchaser, endorsed in blank, to effect the transfer to the Purchaser of the Promissory Notes and all related Leasehold Mortgages, Mortgages and other Loan Documents. Concurrently herewith, the Purchaser has contracted to sell the Loans to the Issuer and the Issuer in turn has pledged the Loans (pursuant to the Indenture) to the Indenture Trustee on behalf of the Noteholders. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages and assignments of UCC financing statements the Seller has executed and recorded or filed assignments of mortgages and assignments of UCC financing statements naming the

Indenture Trustee on behalf of the Noteholders as assignee. Notwithstanding the fact that the assignments of mortgages and the assignments of UCC financing statements name the Indenture Trustee on behalf of the Noteholders as assignee, the parties hereto acknowledge and agree that the Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser, from the Purchaser to the Issuer and from the Issuer to the Indenture Trustee on behalf of the Noteholders.

          If the Seller cannot deliver, or cause to be delivered, to the Custodian any of the documents or instruments referred to in clause (d), (e) or
(g) with evidence of recording thereon for any reason, the Seller shall deliver or cause to be delivered to the Custodian within 180 days of the date hereof a photocopy of such document or instrument with evidence of recording thereon and certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording.

          The Indenture Trustee, as assignee or pledgee of the Issuer, shall be entitled to all scheduled payments of principal due after the Cut Off Date, all other payments of principal collected after the Cut Off Date (other than scheduled payments of principal due on or before the Cut Off Date), and all payments of interest on the Loans allocable to the period commencing on the Cut Off Date. All scheduled payments of principal and interest due on or before the Cut Off Date and collected after the Cut Off Date shall belong to the Seller.

          Upon the sale of the Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Promissory Note, Mortgage, Leasehold Mortgage and the other contents of the related Loan File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to the Custodian. The Seller's records shall reflect the transfer of each Loan to the Purchaser and its assigns as a sale.

          It is the express intent of the parties hereto that the conveyance of the Loans and related property to the Purchaser, by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Loans or any related property is held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Loans or any related property, then:

               (i)   this Agreement shall be deemed to be a security agreement;
                     and

               (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser, of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:
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               (A)   All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and uncertificated securities consisting of, arising from or relating to any of the following property: the Loans including the Promissory Notes, the related Leasehold Mortgages, the related Mortgages, the related
     Security Agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable on and after the Cut Off Date, and the Loan Files;

               (B) All accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, uncertificated securities, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

               (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above and all products, rents and profits of such property.

               The possession by the Purchaser or its designee of the Promissory Notes, the Leasehold Mortgages, the Mortgages and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305, 8-313 or 8-321 thereof) as in force in the relevant jurisdiction.

               Notifications to Persons holding such property, and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Purchaser or its designee for the purpose of perfecting such security interest under applicable law.

               The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

               SECTION 3. Examination of Loan Files and Due Diligence Review. On
                          --------------------------------------------------
or prior to the date hereof, the Seller has delivered to the Custodian, Loan Files with respect to the Loans. The fact that the Custodian has conducted or has failed to conduct any partial or complete examination of the Loan Files for the Loans shall not affect the right of the Purchaser or the Indenture Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Loans pursuant to Section 5 of this Agreement.

               SECTION 4.  Representations and Warranties of the Seller and the
                           ----------------------------------------------------
Purchaser. (a)  To induce the Purchaser to enter into this Agreement, the Seller
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hereby makes for the benefit of the Purchaser and its assigns with respect to each Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto and hereby further represents and warrants to the Purchaser as of the date hereof that:

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified and in good standing in each other jurisdiction where such qualification is required for the Seller in connection with its ownership of the Loans and performance of its obligations under this Agreement. The Seller has the requisite power and authority and legal right to own the Loans and to transfer and convey the Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

          (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby.

          (iv) Neither the transfer of the Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's certificate of incorporation or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or which may be applicable to any of its assets, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets.

          (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened against the Seller before any court, administrative agency or other tribunal.

          (vi) The form of this Agreement and the related instruments of transfer are in form sufficient to transfer all rights, title and interest in and to the Loans to the Purchaser. The Seller has given or caused to be given all notices legally necessary to be given by the Seller to effect the sale of the Loans. The sale of the Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Loans to the Purchaser.

          (vii) The transfer of the Loans to the Purchaser will be treated by the Seller for financial accounting and reporting purposes as a sale of assets.

          (viii) The Seller's principal place of business and chief executive office is in the State of California.

          (ix) The Seller is not insolvent and will not be rendered insolvent as a result of the transactions contemplated hereby and it has not entered into this Agreement with any intent to hinder, delay or defraud any of its creditors.

          Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Promissory Notes.

          (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

          (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

          (ii) The Purchaser has full power and authority to acquire the Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (iii) The execution, delivery and performance of this Agreement by the Purchaser will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or which may be applicable to the Purchaser or its assets.

          (iv) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, or any order or decree of any court, or any order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

          (v) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the execution, delivery or performance by, or enforceability against the Purchaser of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation and duties hereunder.

          Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Loans.

          SECTION 5. Remedies Upon Breach of Representations and Warranties
                     ------------------------------------------------------
Made by the Seller. (a) It is hereby acknowledged that the Purchaser shall make
------------------
for the benefit of the holders of the Notes and the Custody Receipts, whether directly or by way of assignment of its rights hereunder to the Indenture Trustee, the representations and warranties set forth on Exhibit 2 hereto.

          (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian pursuant to Section 2 with respect to a Loan is not delivered as and when required, not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of a Loan as set forth in Exhibit 2 hereto, and in either case such defect or breach, individually or in the aggregate with any other defect or breach, materially and adversely affects such Loan (a "Material Document Defect" and a "Material Breach", respectively) the party discovering such Material Document Defect or Material Breach shall promptly notify the other parties and within 60 days of receipt by the Seller of notice of such Material Document Defect or such Material Breach, as the case may be, the Seller shall correct or cure such Material Document Defect or Material Breach. Any delay or failure to provide the notice called for in the prior sentence shall not limit or impair any of the rights and obligations of the Purchaser hereunder.

          The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured within the above cure periods, the Seller shall, not later than 60 days after its discovery or the Purchaser's or its assignee's notice to it respecting such Material Document Defect or Material Breach, either (i) repurchase the related

Loan from the Purchaser or its assignee at a price equal to the sum of (x) 100% of the unpaid principal balance of such Loan, plus (y) accrued but unpaid interest thereon calculated at the applicable interest rate for such Loan, but not including, the scheduled payment date for such Loan in the Due Period in which such purchase occurs such price, the "Purchase Price," and any such purchase, the "Repurchase Option"), or (ii) within one year of the date hereof, at its option replace any Loan to which such defect relates with another Loan satisfactory to the Credit Enhancer and meeting the requirements set forth in the Indenture. The Seller agrees that any such substitution shall be completed in accordance with the terms and conditions of the Indenture.

          The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach against the Seller; provided, that this limitation shall not in any way limit the
        --------
Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

          (c)   If the Seller repurchases any Loan pursuant to this Section
5, the Purchaser or its assignee, following receipt by the Custodian of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Loan Documents with respect to such Loan, and each document that constitutes a part of the Loan File that was endorsed or assigned to the Indenture Trustee shall be endorsed and assigned to the Seller in the same manner.

          SECTION 6. Closing. The closing of the sale of the Loans shall be
                     -------
held at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103 at 10:00 a.m. (New York time) on the date hereof.

          The closing shall be subject to each of the following conditions:

               (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on
          Exhibit 2 to this Agreement) shall be true and correct as of the date hereof.

               (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

               (c) All other terms and conditions of this Agreement required to be complied with on or before the date hereof shall have been complied with and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the date hereof.

               (d) The Notes and the Custody Receipts shall have been assigned ratings by the Rating Agencies that are at least as high as those specified in the Memorandum.

               (e) The Placement Agent shall not have terminated the Placement Agent Agreement.

          The Seller and the Purchaser agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Loans on the date hereof. If any of the foregoing conditions is not satisfied by the Seller, other than as a result of bad faith nonperformance on the part of the Purchaser, the Purchaser shall be entitled to terminate this Agreement (exclusive of any payment or reimbursement obligations of the Seller hereunder).

          SECTION 7. Closing Documents. The Closing Documents shall consist of
                     -----------------
the following:

               (a) This Agreement duly executed by the Purchaser and the Seller.

               (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the date hereof, and upon which the Purchaser and its successors and assigns may rely, to the effect that the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the date hereof.

               (c) True, complete and correct copies of the Seller's certificate of incorporation and by-laws;

               (d) A good standing certificate of the Seller from the Secretary of State of Delaware, dated not earlier than 30 days prior to the date hereof.

               (e) A certificate of the Secretary of the Seller, dated the date hereof, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the date hereof in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

               (f) An opinion of Orrick, Herrington & Sutcliffe LLP, special counsel to the Seller, dated the date hereof and in the form attached hereto as Exhibit 3.

               (g) Such other opinions of counsel as the Rating Agencies or the Credit Enhancer may request in connection with the sale of the Loans by the

          Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

                (h) A letter from KPMG Peat Marwick LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum under the caption "The Pool" agrees with the records of the Seller.

               (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

          SECTION 8.  Notices.  All communications provided for or permitted
                      -------
hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to the Purchaser at Two Wall Street, New York New York 10005, Attention: President (or such other address as may hereafter be furnished in writing by the Purchaser); (ii) if to the Seller, addressed to the Seller at 1001 Bayhill Drive, Suite 155, San Bruno, California 94066, Attention: David Elder (or to such other address as the Seller may designate in writing); or (iii) if to the Indenture Trustee or the Credit Enhancer, at their respective addresses set forth in the Indenture (or to such other address as the Indenture Trustee or the Credit Enhancer may designate in writing).

          SECTION 9.  Severability of Provisions.  Any part, provision,
                      --------------------------
representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 10. Further Assurances. The Seller and the Purchaser each
                      ------------------
agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

          SECTION 11. Survival. The Seller agrees that the representations,
                      --------
warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the Purchaser, notwithstanding any investigation heretofore or hereafter made by the Purchaser or on its behalf, and that the representations, warranties and agreements made by the Seller herein or in any such certificate or other instrument shall survive the delivery of and payment for the Loans and shall continue in full force and effect until the Seller ceases to exist pursuant to the terms of its certificate of incorporation and by-laws, notwithstanding any restrictive or qualified endorsement on the Promissory Notes and notwithstanding subsequent termination of this Agreement.

          SECTION 12. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
                      -------------
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK AND THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL AND CONSENT TO THE JURISDICTION OF ANY NEW YORK STATE COURT OF COMPETENT JURISDICTION. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 13.  Benefits of Loan Sale and Purchase Agreement.  This
                       --------------------------------------------
Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns.

          SECTION 14. No Petition. Neither the Seller nor the Purchaser
                      -----------
shall file a bankruptcy petition against the other in connection with any obligations arising from this Agreement.

          SECTION 15. Credit Enhancer as Third-Party Beneficiary. The
                      ------------------------------------------
Credit Enhancer is a third-party beneficiary of this Agreement entitled to enforce its rights hereunder as if actually a party hereto. Any right conferred upon the Credit Enhancer shall be suspended during any period in which the Credit Enhancer is in default (as defined in Section 11.3 of the Indenture). During any period of suspension, the Credit Enhancer's rights hereunder shall vest in the Noteholders and shall be exercisable by the Majority-in-Interest (unless specified otherwise in a particular provision of the Indenture). At such time as the Class A Notes are no longer Outstanding under the Indenture and the Credit Enhancer has been paid all Credit Enhancement Premiums, reimbursable expenses and Credit Enhancement Reimbursement Amounts, the Credit Enhancer's rights hereunder shall terminate.

          Unless the Class A Notes are no longer Outstanding under the Indenture and the Credit Enhancer has been paid all Credit Enhancement Premiums, reimbursable expenses and Credit Enhancement Reimbursement Amounts, or the Credit Enhancer is in default (as defined in Section 11.3 of the Indenture), (i) this Agreement shall not be amended without the consent of the Credit Enhancer, and (ii) any notices to be sent pursuant to this Agreement also shall be sent to the Credit Enhancer at the address provided in the Indenture.

          SECTION 16. Miscellaneous. This Agreement may be executed in two or
                      -------------
more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

          IN WITNESS WHEREOF, the Purchaser and the Seller have caused their names to be signed by their respective duly authorized officers as of the date first above written.

                              ATHERTON CAPITAL INCORPORATED



                              By:  /s/ David L. Elder
                                  ---------------------------------
                                  Name:  David L. Elder
                                  Title: President


                              ORINDA MANAGEMENT COMPANY



                              By:  /s/ David L. Elder
                                  ---------------------------------
                                  Name:  David L. Elder
                                  Title: President